UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Equity Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Standard Investments Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2019

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

Aberdeen Standard Investments

Aberdeen Emerging Markets Equity Income Fund, Inc. (AEF)

Semi-Annual Report

June 30, 2019

Shenzhen Nanshan District, China

Beginning with reports for the period ending December 31, 2020, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at 1-800-647-0584 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2019. The Fund’s principal investment objective is to seek both current income and long-term capital appreciation by investing primarily in emerging markets equity securities.

Total Investment Return

For the six-month period ended June 30, 2019, the total return to shareholders of the Fund based on the net asset value and market price, respectively, compared to the Fund’s benchmark are as follows:

NAV*	13.6%
Market Price*	16.4%
Morgan Stanley Capital International
(“MSCI”) Emerging Markets Index
(“MSCI Emerging Markets Index”)[1]	10.8%
MSCI Emerging Markets Latin America[2]	12.9%
Custom AEF Emerging Markets Index[3]	10.8%

*assuming the reinvestment of dividends and distributions

For more detailed information about Fund performance please see the Report of the Investment Adviser. The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported in the Financial Highlights due to financial statement rounding or adjustments.

NAV, Market Price and Discount

	NAV	Closing Market Price	Discount
6/30/2019	$8.28	$7.31	11.7%
12/31/2018	$7.37	$6.35	13.8%

Throughout the six-month period ended June 30, 2019, the Fund’s NAV was within a range of $7.27 to $8.41 and the Fund’s market price was within a range of $6.35 to $7.62 for the same time period. Throughout the six-month period ended June 30, 2019, the Fund’s shares traded within a range of a discount to the NAV of 8.1% to 12.8%.

Tender Offer

On May 8, 2019, the Fund’s Board of Directors (the “Board”) approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 15% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV per share at the close of business on the NYSE American Exchange on June 18, 2019, the first business day following the expiration of the offer. The tender offer commenced on May 17, 2019 and expired on June 17, 2019. In connection with the tender offer, the Fund purchased 8,956,196 shares of capital stock at a price equal to $7.86. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.2306) in accordance with the terms of the tender offer.

Distribution Policy

Effective December 14, 2018, the Fund announced that recognizing the higher yielding characteristics of the portfolio of the Fund, the Board approved a policy to pay distributions quarterly, comprised of net investment income generated by dividends paid from the Fund’s underlying securities. Based on estimated dividend income over the period, net of taxes and expenses, the Fund will pay a quarterly distribution at an annualized rate of 2.0% for the 12-month period ending December 31, 2019. This policy will be subject to ongoing review by the Board.

Revolving Credit Facility

The Fund’s $65,000,000 senior secured revolving credit facility with The Bank of Nova Scotia terminated on June 25, 2019 and was replaced with a $55,000,000 senior secured revolving credit facility with The Bank of Nova Scotia for a 1-year term. The amount of the available credit facility was reduced in conjunction with the net assets of the fund subsequent to the tender offer. The outstanding balance on the loan as of June 30, 2019 was $40,900,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund.

1             The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,125 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit http://www.aberdeenaef.com.

2             The MSCI Emerging Markets Latin America Index captures large and mid cap representation across 5 Emerging Markets countries in Latin America. With 108 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance ofíhe Fund itself. For complete fund performance, please visit http://www.aberdeenaef.com.

3             The Custom AEF Emerging Markets Index (the “Custom Index”) reflects the returns of the MSCI Emerging Markets Latin America Index for periods prior to April 27, 2018 and the returns of the MSCI Emerging Markets Index for periods subsequent to April 30, 2018. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

Aberdeen Emerging Markets Equity Income Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a discount to its NAV that is above an established threshold and management believes such repurchases may enhance shareholder value. During the six-month period ended June 30, 2019 and fiscal year ended December 31, 2018, the Fund repurchased 74,175 and 716,879 shares, respectively, pursuant to its repurchase program.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. The Fund makes the information on Form N-PORT available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date. This was originally March 29, 2019, but has been extended twice following agreement by all EU member states, and is now expected to be October 31, 2019 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund, and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption to the Fund and to the services they provide to the Fund. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite these preparations.

2	Aberdeen Emerging Markets Equity Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenaef.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in Aberdeen Standard’s email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contactus/email-services.

Contact Us:

•              Visit: https://www.aberdeenstandard.com/enus/cefinvestorcenter;

•              Email: Investor.relations@aberdeenstandard.com; or

•              Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Emerging Markets Equity Income Fund, Inc.	3

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Report of the Investment Adviser (unaudited)

Market/Economic Review

Emerging-market (EM) equities posted notable gains for the six-month period ended June 30, 2019, which was marked by increased U.S.-China trade tensions on the one hand, and easing monetary policy conditions on the other. The prolonged tariff war between the world’s two largest economies caused some volatility, especially in markets affected by supply-chain disruptions, such as Korea and Taiwan, both of which are home to several PC chipmakers. Furthermore, U.S. sanctions against Chinese telecom giant Huawei heightened concerns about the impact on the technology supply chain. U.S. President Donald Trump also opened up a new front on the trade war, threatening tariffs on Mexico if it did not curb illegal immigrants entering the U.S. This briefly rattled the Mexican market, which promptly recovered after the dispute was settled.

Amid increasing signals of slowing global economic growth, major global central banks shifted to a more dovish monetary policy stance. The U.S. Federal Reserve (Fed) held its benchmark interest rate steady over the six-month reporting period but abandoned plans for further rate hikes. Better-than-expected economic data from the U.S. and China also lifted markets. However, investor sentiment was hampered by higher crude oil prices, as supply concerns intensified after the Trump administration decided to end waivers on Iranian oil imports and tensions in the Persian Gulf escalated.

In Latin America, Brazilian stocks surged on optimism about President Jair Bolsonaro’s aggressive pension reform. The rally subsequently lost steam after the Bolsonaro administration was unable to form a coalition in Congress and several scandals involving the president’s sons worried investors. Fiscal anxieties also weighed on Mexico, as investors were concerned that the government’s rescue plan for Pemex, its indebted state-owned oil company, was insufficient. However, the Argentina market gained ground, driven by its inclusion in the Morgan Stanley Capital International (MSCI) Emerging Markets Index1 and positive developments on the upcoming presidential elections front.

Over the reporting period, key elections took place in several Asian countries, all of which saw incumbents retain power. General Prayut Chan-ocha reclaimed his seat as Prime Minister of Thailand in the country’s first general election in nearly five years. In India and Indonesia, investors took a positive view of the re-elections of Prime Minister Narendra Modi and President Joko Widodo, respectively, as they saw these as supportive for further market-oriented reforms. However, in Turkey, the ruling Justice and Development Party (AKP) lost ground in major cities due to voters’ discontent over the government’s economic policies. The mayoral election in Istanbul saw opposition candidate Ekrem Imamoglu win decisively after his earlier victory in March was annulled.

Fund Performance Review

The Aberdeen Emerging Markets Equity Income Fund returned 13.6%2 on a net-asset value basis for the six-month period ended June 30, 2019, outperforming the 10.8% return of its benchmark, the MSCI EM Index.

1                         The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2                        Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.

4	Aberdeen Emerging Markets Equity Income Fund, Inc.

Report of the Investment Adviser (unaudited) (continued)

The Fund’s performance relative to the benchmark benefited mainly from holdings in the financials sector, which performed well amid the easing global monetary policy climate. The Fund’s holdings in Latin American banks Grupo Financiero Banorte S.A.B. de C.V. (Mexico) and Banco Bradesco S.A. (Brazil) both announced generally positive quarterly results during the reporting period, despite the rhetoric on lower interest rates tempering expectations for banks’ net-interest margin growth. The companies’ strong performance was further supported by the Mexican government’s pledges of fiscal prudence and the momentum for key government reforms in Brazil. The Fund’s position in Russia-based Sberbank PJSC also bolstered performance, as improved investor sentiment regarding its regulatory and earnings outlook propelled its share price higher.

Apart from these bank holdings, the Fund’s positions in the insurance subsector also performed well. Hong Kong exchange-listed insurer AIA Group Ltd.’s stock price rose following its upbeat results for its 2018 fiscal year and positive earnings forecast for 2019. Shares of the Fund’s holding in mainland China-listed Ping An Insurance (Group) Co. of China Ltd. moved higher over the reporting period as the company garnered positive results and increased its market share in the relatively nascent Chinese insurance market, boosted by its leadership in technology.

Stock selection in the industrials sector was another key contributor to performance for the reporting period, particularly Mexican airport operator Grupo Aeroportuario Centro Norte S.A.B. de C.V. (OMA), as its stock price advanced on solid passenger traffic growth. An overweight allocation relative to the Fund’s benchmark to the real estate sector also benefited relative performance, as shares of Chinese real estate holdings Hang Lung Properties Ltd. and China Resources Land Ltd. rose during the reporting period due to the companies’ robust results and expectations that the Chinese government’s stimulus would boost the property sector. Thailand-based Tesco Lotus Retail Growth Freehold and Leasehold Property Fund, a property fund that owns rental rights to 23 hypermarkets, the majority of which are freehold (perpetual ownership of a building or land on which it stands), also enhanced Fund performance. Tesco Lotus Retail Growth continued to deliver steady profit growth and dividends against a low-interest environment over the reporting period.

Additionally, the Fund’s overweight exposure to the communication services sector versus the benchmark contributed to relative performance for the period, most notably holdings in Kenya’s Safaricom PLC, South Africa’s MTN Group Ltd., and Hong Kong exchange-listed Tencent Holdings Ltd. The Fund’s lack of exposure to

Baidu Inc. also bolstered relative performance as the internet giant released relatively weak first-quarter 2019 results and forecast further weakness ahead, given the tougher macroeconomic backdrop, tightening regulations and intensifying competition.

Conversely, stock selection in the consumer discretionary sector had a negative impact on the Fund’s relative performance for the reporting period. The absence of a position in Alibaba Group Holding Ltd. was the largest detractor. The Chinese conglomerate’s shares rose on strong results for its 2019 fiscal year, with double-digit growth in gross merchandise value and revenues, as well as high profit margins. In the same sector, shares of two South African holdings – global internet services company Naspers Ltd. and retailer Truworths Ltd. – fell as the companies remained hampered by ongoing tepid consumer sentiment in the local market. We exited the position in Truworths during the reporting period. The Fund’s holding in India-based Hero Motocorp Ltd. also detracted from performance as motorcycle sales slowed amid lower demand due to higher technology costs and political uncertainty during India’s election year.

Both the overweight allocation and stock selection in the information technology sector weighed on the Fund’s relative performance for the reporting period. Escalating trade tensions and fears of a global economic slowdown had a negative impact on Thailand-based Hana Microelectronics PCL, which was also pressured by the looming deceleration in the integrated-circuit cycle. Within the energy sector, the lack of exposure to Russian state-owned oil company Gazprom PJSC detracted from the Fund’s relative performance. Gazprom’s shares rallied after the company posted positive results for the first quarter of its 2019 fiscal year and proposed to raise its dividend by nearly 60%.

Outlook

EMs have rebounded since the beginning of 2019, as several risks that plagued investors in 2018 moderated. We believe that the Fed’s accommodative monetary-policy stance could improve financial conditions in EMs, thereby reviving economic expansion. Meanwhile, the political outlook in key markets such as India and Indonesia is encouraging, in our judgment, following their respective incumbent re-election victories that pave the way for market reforms to progress in these countries. Despite the current lack of political coordination in Brazil and the risk of deteriorating relations between the U.S. and Mexico, we have a positive view of the longer-term economic outlook for Latin America as the political consensus to revitalize these economies is evident. Additionally, we think that China’s shift from deleveraging to consumption-led stimulus should cushion global growth. Against this backdrop, we believe that corporate earnings

Aberdeen Emerging Markets Equity Income Fund, Inc.	5

Report of the Investment Adviser (unaudited) (concluded)

should recover, albeit modestly. Following last year’s sell-off, we believe that the EM equity asset class remains attractively priced relative to both its historical average and its developed-market peers.

Nevertheless, we think that concerns over U.S.-China trade tensions, as well as market signals of an impending global economic recession, has caused volatility since June 30, 2019 which could continue in the near term. Amid the uncertainty, we will maintain our focus on what we believe are high-quality companies with healthy fundamentals and experienced management.

Aberdeen Asset Managers Limited

Risk Considerations

Past performance is not an indication of future results.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

6	Aberdeen Emerging Markets Equity Income Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI Emerging Markets Index, the Fund’s primary benchmark, for the 6-month (not annualized), 1-year, 3-year, 5-year and 10-year periods as of June 30, 2019.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	13.6%	8.3%	9.9%	0.1%	5.6%
Market Price	16.4%	8.6%	9.9%	-0.7%	5.2%
MSCI Emerging Markets Index[1]	10.8%	1.6%	11.1%	2.9%	6.2%
MSCI Emerging Markets Latin America[2]	12.9%	18.9%	11.2%	-0.4%	2.6%
Custom AEF Emerging Markets Index[3]	10.8%	1.6%	9.8%	-1.2%	2.2%

Effective April 30, 2018, Aberdeen Asset Managers Limited, the Fund’s adviser, entered into an expense limitation agreement with the Fund that is effective through April 30, 2020. Without such waivers and limitation agreements, performance would be lower. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended June 30, 2019. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenaef.com or by calling 800-522-5465.

The annualized net operating expense ratio, excluding fee waivers, based on the six-month period ended June 30, 2019, was 1.57%. The annualized net operating expense ratio, net of fee waivers, based on the six-month period ended June 30, 2019, was 1.56%. The annualized net operating expense ratio, net of fee waivers and excluding interest and line of credit expense based on the six-month period ended June 30, 2019, was 1.20%.

1            Effective April 30, 2018, the MSCI Emerging Markets Index became the Fund’s benchmark index in connection with the change to the Fund’s investment objective and strategy.

2            For the MSCI Emerging Markets Latin America Index benchmark, the returns provided for since inception are based on month-end level valuations as of October 31, 1991.

3            The Custom Index reflects the returns of the MSCI Emerging Markets Latin America Index for periods prior to April 27, 2018 and the returns of the MSCI Emerging Markets Index for periods subsequent to April 30, 2018. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

Aberdeen Emerging Markets Equity Income Fund, Inc.	7

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors, expressed as a percentage of net assets as of June 30, 2019. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 subindustries. As of June 30, 2019, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Sectors	As a Percentage of Net Assets
Financials	27.5%*
Communication Services	20.3%
Information Technology	17.5%
Consumer Staples	10.3%
Materials	7.8%
Real Estate	7.1%
Consumer Discretionary	6.5%
Energy	5.4%
Industrials	3.8%
Utilities	1.9%
Private Equity	0.3%
Short-Term Investments	0.7%
Other Liabilities in Excess of Other Assets	(9.1)%
100.0%

*              As of June 30, 2019, the Fund’s holdings in the Financials sector consisted of five industries: Banks, Insurance, Capital Markets, Thrifts and Mortgage Finance and Diversified Financial Services which represented 17.0%, 4.0%, 2.6%, 2.1% and 1.8%, respectively, of the Fund’s net assets.

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of June 30, 2019.

Countries	As a Percentage of Net Assets
China	22.1%
India	11.0%
Brazil	9.6%
Taiwan	8.2%
Hong Kong	8.0%
South Korea	7.9%
Thailand	6.1%
Russia	5.1%
South Africa	5.1%
Mexico	4.9%
Other	21.1%
Other Liabilities in Excess of Other Assets	(9.1)%
100.0%

8	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio Summary (unaudited) (concluded)

Currency Composition	As a Percentage of Net Assets
Hong Kong	28.1%
United States	14.0%
India	10.1%
Taiwan	8.2%
Brazil	7.7%
South Korea	7.0%
South Africa	6.4%
Thailand	6.1%
Indonesia	4.1%
Mexico	3.2%
China	2.5%
Kenya	2.1%
Russia	1.7%
Poland	1.4%
Turkey	1.3%
United Kingdom	1.2%
Czech Republic	1.1%
Malaysia	1.1%
Romania	1.1%
Short-Term Investments	0.7%
Other Liabilities	(9.1)%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2019:

Name of Security	As a Percentage of Net Assets
Tencent Holdings Ltd.	7.0%
Samsung Electronics Co., Ltd.	5.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.5%
China Mobile Ltd.	3.1%
China Resources Land Ltd.	3.1%
Itausa – Investimentos Itau SA	2.8%
Ping An Insurance Group Co. of China Ltd., H Shares	2.6%
Taiwan Mobile Co. Ltd.	2.4%
ITC Ltd.	2.3%
LUKOIL PJSC, ADR	2.2%

Aberdeen Emerging Markets Equity Income Fund, Inc.	9

Portfolio of Investments (unaudited)

As of June 30, 2019

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—108.4%
COMMON STOCKS—97.3%
AUSTRALIA—1.3%
219,000	BHP Group PLC(a)	Metals & Mining—1.3%	$5,609,076
BRAZIL—6.7%
1,460,100	Ambev SA	Beverages—1.6%	6,802,481
912,200	Banco Bradesco SA	Banks—1.9%	7,946,221
508,800	Telefonica Brasil SA	Diversified Telecommunication Services—1.3%	5,598,198
580,695	Vale SA, ADR	Metals & Mining—1.9%	7,804,541
			28,151,441
CHILE—2.7%
225,600	Banco Santander Chile, ADR	Banks—1.6%	6,749,952
948,900	Enel Chile SA, ADR	Electric Utilities—1.1%	4,535,742
			11,285,694
CHINA—22.1%
35,400	58.com, Inc., ADR(b)	Interactive Media & Services—0.5%	2,200,818
560,000	China Merchants Bank Co. Ltd., H Shares(a)	Banks—0.6%	2,778,953
1,418,700	China Mobile Ltd.(a)	Wireless Telecommunication Services—3.1%	12,915,363
2,927,500	China Resources Land Ltd.(a)	Real Estate Management & Development—3.1%	12,889,149
5,278,000	CNOOC Ltd.(a)	Oil, Gas & Consumable Fuels—2.1%	9,003,013
798,577	Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect)(a)(c)	Electronic Equipment Instruments & Components—0.8%	3,218,507
912,500	Ping An Insurance Group Co. of China Ltd., H Shares(a)	Insurance—2.6%	10,972,696
1,892,837	SAIC Motor Corp. Ltd., A Shares(a)(c)	Automobiles—1.7%	7,036,099
650,100	Tencent Holdings Ltd.(a)	Interactive Media & Services—7.0%	29,410,126
53,700	Yum China Holdings, Inc.	Hotels, Restaurants & Leisure—0.6%	2,480,940
			92,905,664
CZECH REPUBLIC—1.1%
111,300	Komercni Banka AS(a)	Banks—1.1%	4,434,903
HONG KONG—8.0%
563,000	AIA Group Ltd.(a)	Insurance—1.4%	6,079,780
11,300,000	Convenience Retail Asia Ltd.(a)	Food & Staples Retailing—1.3%	5,440,554
2,803,000	Hang Lung Properties Ltd.(a)	Real Estate Management & Development—1.6%	6,668,369
199,332	Hong Kong Exchanges & Clearing Ltd.(a)	Capital Markets—1.7%	7,044,410
554,041	HSBC Holdings PLC(a)	Banks—1.1%	4,626,944
19,515,000	Pacific Basin Shipping Ltd.(a)	Marine—0.9%	3,575,387
			33,435,444
INDIA—11.0%
1,202,199	Bharti Infratel Ltd.(a)	Diversified Telecommunication Services—1.1%	4,638,244
96,076	Hero MotoCorp Ltd.(a)	Automobiles—0.9%	3,605,572
169,000	Hindustan Unilever Ltd.(a)	Household Products—1.0%	4,381,151
282,000	Housing Development Finance Corp. Ltd.(a)	Thrifts & Mortgage Finance—2.1%	8,963,778
540,000	Infosys Ltd.(a)	Information Technology Services—1.4%	5,760,844
375,600	Infosys Ltd., ADR	Information Technology Services—0.9%	4,018,920
2,442,000	ITC Ltd.(a)	Tobacco—2.3%	9,681,745
164,800	Tata Consultancy Services Ltd.(a)	Information Technology Services—1.3%	5,319,913
			46,370,167

10	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of June 30, 2019

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
INDONESIA—4.1%
9,607,800	Bank Rakyat Indonesia Persero Tbk PT(a)	Banks—0.7%	$2,966,168
3,090,700	Indocement Tunggal Prakarsa Tbk PT(a)	Construction Materials—1.0%	4,368,070
2,100,100	Mandom Indonesia Tbk PT	Personal Products—0.5%	2,036,551
38,650,900	Sepatu Bata Tbk PT	Textiles, Apparel & Luxury Goods—0.4%	1,614,159
20,644,800	Telekomunikasi Indonesia Persero Tbk PT(a)	Diversified Telecommunication Services—1.5%	6,050,694
			17,035,642
ITALY—1.1%
181,600	Tenaris SA	Energy Equipment & Services—1.1%	4,777,896
KENYA—2.1%
11,511,400	Equity Group Holdings PLC	Banks—1.0%	4,377,812
16,438,700	Safaricom PLC	Wireless Telecommunication Services—1.1%	4,488,382
			8,866,194
MACAU—1.6%
1,434,800	Sands China Ltd.(a)	Hotels, Restaurants & Leisure—1.6%	6,854,137
MALAYSIA—1.1%
793,000	Heineken Malaysia Bhd(a)	Beverages—1.1%	4,505,414
MEXICO—4.9%
147,657	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	Transportation Infrastructure—1.7%	7,217,474
1,333,297	Grupo Financiero Banorte SAB de CV, Class O	Banks—1.9%	7,743,977
2,892,300	Kimberly-Clark de Mexico SAB de CV, Class A	Household Products—1.3%	5,372,087
			20,333,538
POLAND—1.4%
195,000	Bank Polska Kasa Opieki SA(a)	Banks—1.4%	5,843,414
ROMANIA—1.1%
1,534,000	BRD-Groupe Societe Generale SA(a)	Banks—1.1%	4,666,727
RUSSIA—5.1%
565,500	Globaltrans Investment PLC	Road & Rail—1.2%	5,259,150
109,000	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels—2.2%	9,158,180
1,905,200	Sberbank of Russia PJSC(a)	Banks—1.7%	7,168,247
			21,585,577
SOUTH AFRICA—5.1%
1,559,400	FirstRand Ltd.(a)	Diversified Financial Services—1.8%	7,595,021
365,276	JSE Ltd.	Capital Markets—0.9%	3,630,716
611,800	MTN Group Ltd.(a)	Wireless Telecommunication Services—1.1%	4,626,302
22,700	Naspers Ltd., N Shares(a)	Internet & Catalog Retail—1.3%	5,494,536
			21,346,575
TAIWAN—8.2%
548,000	Globalwafers Co. Ltd.(a)	Semiconductors & Semiconductor Equipment—1.3%	5,575,106
2,545,000	Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services—2.4%	10,037,589
2,481,000	Taiwan Semiconductor Manufacturing Co. Ltd.(a)	Semiconductors & Semiconductor Equipment—4.5%	18,975,623
			34,588,318

Aberdeen Emerging Markets Equity Income Fund, Inc.	11

Portfolio of Investments (unaudited) (continued)

As of June 30, 2019

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
THAILAND—6.1%
693,900		Advanced Info Service PCL, Foreign Shares(a)	Wireless Telecommunication Services—1.2%	$4,937,526
6,854,400		Hana Microelectronics PCL, Foreign Shares(a)	Electronic Equipment Instruments & Components—1.4%	5,767,110
12,083,400		Land & Houses PCL, Foreign Shares(a)	Real Estate Management & Development—1.0%	4,376,582
299,000		Siam Cement PCL (The), Foreign Shares(a)	Construction Materials—1.1%	4,602,171
7,947,300		Tesco Lotus Retail Growth Freehold & Leasehold Property Fund(a)	Equity Real Estate Investment Trusts (REIT)—1.4%	5,883,305
				25,566,694
TURKEY—1.3%
1,987,707		Cimsa Cimento Sanayi VE Ticaret AS(a)(b)	Construction Materials—0.5%	2,134,490
3,539,781		Enerjisa Enerji AS(a)(d)	Electric Utilities—0.8%	3,366,662
				5,501,152
UNITED KINGDOM—1.2%
567,527		M.P. Evans Group PLC	Food Products—1.2%	4,886,553
		Total Common Stocks		408,550,220
PREFERRED STOCKS—10.8%
BRAZIL—2.9%
3,583,120		Itausa - Investimentos Itau SA	Banks—2.9%	12,027,869
SOUTH KOREA—7.9%
49,475		LG Chem Ltd.(a)	Chemicals—2.0%	8,389,871
4,500		Samsung Electronics Co. Ltd., GDR	Technology Hardware, Storage & Peripherals—0.9%	3,744,000
633,800		Samsung Electronics Co., Ltd.(a)	Technology Hardware, Storage & Peripherals—5.0%	21,019,568
				33,153,439
		Total Preferred Stocks		45,181,308
PRIVATE EQUITY—0.3%
GLOBAL—0.2%*
11,723,413	(e)	Emerging Markets Ventures I, L.P.(a)(b)(f)(g)(h)(i)	Private Equity— –%	138,454
2,400,000		Telesoft Partners II QP, L.P.(a)(b)(f)(g)(i)	Private Equity—0.2%	870,816
				1,009,270
ISRAEL—0.1%
1,250,000	(e)	ABS GE Capital Giza Fund, L.P.(a)(b)(f)(g)(i)	Private Equity— –%	28,875
3,349,175	(e)	BPA Israel Ventures, LLC(a)(b)(f)(g)(h)(i)	Private Equity—0.1%	206,778
250,440	(e)	Delta Fund I, L.P.(a)(b)(f)(g)(i)	Private Equity— –%	726
108,960		Exent Technologies Ltd. Preferred A1 Shares(a)(b)(f)(i)(j)(k)	Private Equity— –%	–
93,456		Exent Technologies Ltd. Preferred C Shares(a)(b)(f)(i)(j)(k)	Private Equity— –%	–
23,574		Exent Technologies Ltd. Warrants A1(a)(b)(f)(i)(j)(k)	Private Equity— –%	–
70,284		Flash Networks Ltd. Ordinary Shares(a)(b)(f)(i)(j)(k)	Private Equity— –%	–
18		Flash Networks Ltd. Series C Preferred(a)(b)(f)(i)(j)(k)	Private Equity— –%	–
34,896		Flash Networks Ltd. Series C-1 Preferred(a)(b)(f)(i)(j)(k)	Private Equity— –%	–
20,289		Flash Networks Ltd. Series D Preferred(a)(b)(f)(i)(j)(k)	Private Equity— –%	–
14,928		Flash Networks Ltd. Series E Preferred(a)(b)(f)(i)(j)(k)	Private Equity— –%	–
33		Flash Networks Ltd. Warrants C(a)(b)(f)(i)(j)(k)	Private Equity— –%	–

12	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2019

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
PRIVATE EQUITY (continued)
ISRAEL (continued)
78		Flash Networks Ltd. Warrants Ordinary(a)(b)(f)(i)(j)(k)	Private Equity— –%	$–
4,000,000	(e)	Giza GE Venture Fund III, L.P.(a)(b)(f)(i)(k)	Private Equity— –%	67,960
1,522,368	(e)	Neurone Ventures II, L.P.(a)(b)(f)(i)(k)	Private Equity— –%	136,831
				441,170
		Total Private Equity		1,450,440
		Total Long-Term Investments—108.4% (cost $473,330,539)		455,181,968
Shares		Description		Value (US$)
SHORT-TERM INVESTMENT—0.7%
UNITED STATES—0.7%
3,111,954		State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.31%(l)		3,111,954
		Total Short-Term Investment—0.7% (cost $3,111,954)		3,111,954
		Total Investments—109.1% (cost $476,442,493)(m)		458,293,922
		Liabilities in Excess of Other Assets—(9.1)%		(38,253,189)
		Net Assets—100.0%		$420,040,733

(a)      Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)        Non-income producing security.

(c)      China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(d)        Denotes a security issued under Regulation S or Rule 144A.

(e)         Represents contributed capital.

(f)           Illiquid security.

(g)        In liquidation.

(h)         As of June 30, 2019, the aggregate amount of open commitments for the Fund is $2,627,412.

(i)             Restricted security, not readily marketable. See Note 8 of the accompanying Notes to Financial Statements.

(j)         Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust. See Note 8 of the accompanying Notes to Financial Statements.

(k)         Active private equity investments.

(l)           Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of June 30, 2019.

(m)     See accompanying Notes to Portfolio of Investments for tax unrealized appreciation/(depreciation) of securities.

*                   “Global” is the percentage attributable to the Fund’s holdings in a private equity fund which invests globally and is not categorized under a particular country.

ADR American Depositary Receipt

GDR Global Depositary Receipt

PLC Public Limited Company

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Emerging Markets Equity Income Fund, Inc.	13

Statement of Assets and Liabilities (unaudited)

As of June 30, 2019

Assets
Investments, at value (cost $473,330,539)	$455,181,968
Short-term investments, at value (cost $3,111,954)	3,111,954
Foreign currency, at value (cost $161,394)	161,606
Cash	90,071
Interest and dividends receivable	3,795,934
Tax reclaim receivable	149,049
Prepaid expenses	228,506
Prepaid expenses in connection with revolving credit facility	58,442
Total assets	462,777,530
Liabilities
Revolving credit facility payable (Note 7)	40,900,000
Investment advisory fees payable (Note 3)	1,000,338
Deferred foreign capital gains tax (Note 2h)	182,305
Interest payable on revolving credit facility	114,978
Administration fees payable (Note 3)	91,396
Director fees payable	67,123
Investor relations fees payable (Note 3)	28,992
Payable for investments purchased	390
Other accrued expenses	351,275
Total liabilities	42,736,797

Net Assets	$420,040,733
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$50,752
Paid-in capital in excess of par	447,551,315
Distributable accumulated loss	(27,561,334)
Net Assets	$420,040,733
Net asset value per share based on 50,751,778 shares issued and outstanding	$8.28

See Notes to Financial Statements.

14	Aberdeen Emerging Markets Equity Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2019

Net Investment Income
Income
Dividends and other income (net of foreign withholding taxes of $1,028,300)	$12,170,905
Interest income	55,243
Total Investment Income	12,226,148
Expenses
Investment advisory fee (Note 3)	2,001,640
Administration fee (Note 3)	187,768
Custodian’s fees and expenses	161,262
Directors’ fees and expenses	146,873
Reports to shareholders and proxy solicitation	62,190
Insurance expense	61,939
Investor relations fees and expenses (Note 3)	54,469
Legal fees and expenses	51,388
Independent auditors’ fees and expenses	35,516
Transfer agent’s fees and expenses	19,135
Miscellaneous	44,213
Total expenses before reimbursed/waived expenses	2,826,393
Interest and revolving credit facility expenses (Note 7)	853,842
Total expenses	3,680,235
Less: Investment advisory fee waiver (Note 3)	(8,708)
Net expenses	3,671,527

Net Investment Income	8,554,621
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(7,806,396)
Foreign currency transactions	36,545
(7,769,851)
Net change in unrealized appreciation/(depreciation) on:
Investments (including $48,310 change in deferred capital gains tax (Note 2h))	53,781,693
Foreign currency translation	55,730
53,837,423
Net realized and unrealized gain from investments and foreign currency translations	46,067,572
Net Increase in Net Assets Resulting from Operations	$54,622,193

See Notes to Financial Statements.

Aberdeen Emerging Markets Equity Income Fund, Inc.	15

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2019 (unaudited)	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$8,554,621	$9,986,538
Net realized gain/(loss) from investment and foreign currency related transactions	(7,769,851)	122,742,486
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	53,837,423	(229,735,744)
Net increase/(decrease) in net assets resulting from operations	54,622,193	(97,006,720)
Distributions to Shareholders from:
Distributable earnings	(4,418,490)	(99,098,116)
Net decrease in net assets from distributions	(4,418,490)	(99,098,116)
Proceeds from shares issued from the reorganizations resulting in the addition of 0 and 81,520,642 shares, respectively (Notes 1 and 12)	–	649,848,047
Repurchase of common stock resulting in the reduction of 74,175 and 716,879 shares of common stock, respectively (Note 6)	(516,082)	(4,951,726)
Cost of shares purchased through tender offers (including $150,000 & $239,985 in expenses, respectively) of 8,956,196 and 28,470,130 shares, respectively (Note 5)	(70,545,701)	(225,159,713)
Expenses in connection with tender offer (Note 5)	80,020	–
Change in net assets from capital transactions	(70,981,763)	419,736,608
Change in net assets resulting from operations	(20,778,060)	223,631,772
Net Assets:
Beginning of period	440,818,793	217,187,021
End of period	$420,040,733	$440,818,793

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

16	Aberdeen Emerging Markets Equity Income Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended June 30, 2019		For the Fiscal Years Ended December 31,
	(unaudited)		2018	(a)	2017	(b)	2016	(b)	2015	(b)	2014	(b)
PER SHARE OPERATING PERFORMANCE(c):
Net asset value per common share, beginning of period	$7.37		$9.99		$7.80		$5.91		$8.57		$10.70
Net investment income	0.14		0.19		0.10		0.11		0.14		0.19
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.83		(1.36)		2.23		1.88		(2.69)		(1.87)
Total from investment operations applicable to common shareholders	0.97		(1.17)		2.33		1.99		(2.55)		(1.68)
Dividends and distributions to common shareholders from:
Net investment income	(0.08)		(0.13)		(0.14)		(0.10)		(0.11)		(0.18)
Net realized gains	–		(1.36)		–		–		–		(0.27)
Total distributions	(0.08)		(1.49)		(0.14)		(0.10)		(0.11)		(0.45)
Capital Share Transactions:
Impact of open market repurchase program (Note 6)	–		0.01		–		–		–		–
Impact due to tender offer	0.02		0.03		–		–		–		–
Net asset value per common share, end of period	$8.28		$7.37		$9.99		$7.80		$5.91		$8.57
Market value, end of period	$7.31		$6.35		$9.15		$6.78		$5.22		$7.74
Total Investment Return Based on(d):
Market value	16.38%		(16.72%	)	37.05%		31.68%		(30.95%	)	(14.78%	)
Net asset value	13.58%		(10.38%	)	30.05%		33.81%		(29.42%	)(e)	(15.23%	)(e)
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$420,041		$440,819		$217,187		$169,502		$128,544		$186,250
Average net assets (000 omitted)	$473,309		$445,001		$203,477		$161,113		$162,418		$228,971
Total expenses, net of fee waivers	1.56%	(g)	1.55%	(f)	1.68%	(f)	1.37%	(f)	1.39%	(f)	1.26	(f)
Total expenses, excluding fee waivers	1.57%	(g)	1.56%	(f)(h)	1.70%	(f)	1.38%	(f)	1.41%	(f)	1.28%	(f)
Total expenses, excluding taxes net of fee waivers	–		1.45%	(h)	1.32%		1.34%		1.39%		1.26%
Total expenses, excluding taxes and interest and revolving credit facility expenses, net of fee waivers	1.20%	(g)	1.25%	(h)	–	(i)	–	(i)	–	(i)	–	(i)
Net investment income	3.64%	(g)	2.24%	(f)	1.03%	(f)	1.48%	(f)	1.82%	(f)	1.80%	(f)
Portfolio turnover	6.86%	(j)	145.10%	(k)	14.53%		10.71%		14.75%		13.58%
Senior securities (loan facility) outstanding (000 omitted)	$40,900		$49,000		$–	(i)	$–	(i)	$–	(i)	$–	(i)
Asset coverage ratio on revolving credit facility at period end	1,127%		1,000%		–	(i)	–	(i)	–	(i)	–	(i)
Asset coverage per $1,000 on revolving credit facility at period end(l)	$11,270		$9,996		$–	(i)	$–	(i)	$–	(i)	$–	(i)

(a)	Seven Aberdeen Funds reorganized into Aberdeen Emerging Markets Equity Income Fund on April 27, 2018. (See Notes 1 and 13)
(b)

Historical net asset value and per share amounts for the accounting survivor of the reorganizations discussed in Note 1 of the Notes to Financial Statements have been recasted to reflect the conversion ratio of 2.9187 in effect on the date of reorganization of April 27, 2018. Ratios to Average Net Assets were not impacted.

(c)	Based on average shares outstanding.

Aberdeen Emerging Markets Equity Income Fund, Inc.	17

Financial Highlights (concluded)

(d)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(f)	Ratios include the effect of Chilean taxes.
(g)	Annualized.
(h)

Effective April 30, 2018, the Fund entered into an expense limitation agreement to limit total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 1.20% of the average daily Net Assets of the Fund on an annualized basis (See Note 3) and the advisory fee waiver previously in effect with respect to the Fund was terminated. As a result, the information included net of fee waivers for the fiscal year ended December 31, 2018 reflects the prior advisory fee waiver until April 29, 2018 and the new expense limitation thereafter.

(i)	Effective June 26, 2018, the Fund began utilizing the revolving credit facility.
(j)	Not annualized.
(k)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to the reorganization of the Fund and change in investment strategy.
(l)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the revolving credit facility.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

18	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2019

1. Organization

Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE American Exchange under the ticker symbol “AEF”.

On April 27, 2018, the Aberdeen Chile Fund, Inc. through a series of reorganizations, acquired the assets and assumed the liabilities of the

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Greater China Fund, Inc. and The Asia Tigers Fund, Inc. The Aberdeen Latin America Equity Fund, Inc. is considered the performance and accounting survivor of the reorganizations and certain financial history of the Aberdeen Latin America Equity Fund, Inc. is included in these financial statements. The Aberdeen Chile Fund, Inc. prior to close of business April 27, 2018 is considered the tax survivor of the reorganizations.

The following is a summary of the net asset value per share issued as of April 27, 2018.

Fund	Shares Issued	Net Asset Value Per Shares Issued
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.,	15,379,430	15.6741
Aberdeen Israel Fund, Inc.	8,139,466	19.9425
Aberdeen Indonesia Fund, Inc.	7,242,752	7.5631
Aberdeen Latin America Equity Fund, Inc.	21,739,864	28.2129
Aberdeen Singapore Fund, Inc.	11,120,171	14.4589
Aberdeen Greater China Fund, Inc.	11,799,376	12.9360
The Asia Tigers Fund, Inc.	4,190,411	11.6849
Total	79,611,470

Effective April 30, 2018, the Aberdeen Chile Fund, Inc. changed its name and strategy. The renamed Fund is Aberdeen Emerging Markets Equity Income Fund, Inc. and its new strategy is to seek to provide both current income and long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in emerging market equity securities. The Fund intends to use leverage for investment purposes through borrowing in an amount currently estimated to be approximately 10% of total assets.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors

Aberdeen Emerging Markets Equity Income Fund, Inc.	19

Notes to Financial Statements (unaudited) (continued)

June 30, 2019

are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act as of 1940, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund may also invest in private equity private placement securities, which represented 0.3% of the net assets of the Fund as of June 30, 2019. The private equity private placement securities in which the Fund is invested are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are stated at fair value as determined by the Fund’s Pricing Committee by utilizing the net asset valuations provided by the underlying funds as a practical expedient. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments. No such adjustments were made to the NAVs provided by the underlying funds.

20	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2019

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$118,738,339	$289,811,881	$–	$408,550,220
Preferred Stocks	15,771,869	29,409,439	–	45,181,308
Short-Term Investment	3,111,954	–	–	3,111,954
Total	$137,622,162	$319,221,320	$–	$456,843,482
Private Equity(a)				1,450,440
Total Investments				$458,293,922

Amounts listed as “–” are $0 or round to $0.

(a)            Private Equity investments are measured at the net asset valuations provided by the underlying funds as a practical expedient and have not been classified in the fair value levels. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)             market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)          purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

Aberdeen Emerging Markets Equity Income Fund, Inc.	21

Notes to Financial Statements (unaudited) (continued)

June 30, 2019

d. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

f. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

g. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2018 are subject to such review.

h. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

Income received by the Fund from sources within Chile and other foreign countries may be subject to withholding and other taxes imposed by Chile and such other countries. Prior to May 27, 2019, the Fund incurred foreign Chilean taxes on income as well as realized gains generated from Chilean securities where there is no Chilean market presence. In order to have “market presence,” a Chilean security must have either: (i) transactions greater than or equal to 1,000 Chilean UF (Unidad de Fomentos, a unit of account used in Chile) in 25% or more of the last 180 days; or (ii) a “market maker” acting in accordance with General Regulation No. 327 of the Superintendencia de Valores y Seguros, the primary Chilean securities and insurance supervisor. For the six-month period ended June 30, 2019, the Fund incurred $0 of such expense.

i. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. AAML receives, an annual fee, calculated weekly and paid quarterly, equal to 0.90% of the first $250 million, 0.80% of amounts $250-$500 million and 0.75% of amounts over $500 million. For the six-month period ended June 30, 2019, AAML earned $2,001,640 for advisory services.

AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through April 30, 2020. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 1.20% of the average daily Net Assets of the Fund on an annualized basis. Through June 30, 2019, AAML waived a total of $8,708 pursuant to the Expense Limitation Agreement. AAML may request and receive reimbursement of the advisory fees waived and

22	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2019

other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when AAML limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML (the “Reimbursement Requirements”).

As of June 30, 2019, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to AAML for them Fund, based on expenses reimbursed by AAML, including adjustments described above, would be:

Amount Fiscal Year 2018 (Expires 12/31/21)	Amount Six Months Period 2019 (Expires 6/30/22)	Total*
$70,875	$8,708	$79,583

*              Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

b. Fund Administration:

Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.) (“ASII”), an affiliate of the Adviser, is the Fund’s Administrator, pursuant to an agreement under which ASII receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly net assets. For the six-month period ended June 30, 2019, ASII earned $187,768 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2019, the Fund incurred investor relations fees of approximately $54,469. For the six months ended June 30, 2019, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2019, were $34,980,671 and $124,736,308, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share common stock. As of June 30, 2019, there were 50,751,778 shares of common stock issued and outstanding.

a. Tender Offer and Distribution

On May 8, 2019, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 15% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV per share at the close of business on the NYSE American Exchange on June 18, 2019, the first business day following the expiration of the offer. The tender offer commenced on May 17, 2019 and expired on June 17, 2019. In connection with the tender offer, the Fund purchased 8,956,196 shares of capital stock at a price equal to $7.86 per share. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.2306) in accordance with the terms of the tender offer.

On May 11, 2018, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 32% of its issued and outstanding shares at a price equal to 99% of the Fund’s net asset value per share at the close of business on the NYSE American Exchange on June 20, 2018, the first business day following the expiration of the offer. The tender offer commenced on May 22, 2018 and expired on June 19, 2018. In connection with the tender offer, the Fund purchased 28,470,131 shares

Aberdeen Emerging Markets Equity Income Fund, Inc.	23

Notes to Financial Statements (unaudited) (continued)

June 30, 2019

of capital stock at a price equal to $7.9002 per share. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.44155) in accordance with the terms of the tender offer. The Fund also paid a distribution of US$0.882 per share on June 28, 2018 to all shareholders of record as of June 15, 2018, which, in combination with the tender offer, represents an aggregate distribution of approximately 41.1% of the Fund’s assets as of the close of business April 27, 2018.

6. Open Market Repurchase Program

The Board has authorized Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. During the six-month period ended June 30, 2019 and fiscal year ended December 31, 2018, the Fund repurchased 74,175 shares and 716,879, respectively, through the program.

7. Credit Facility

The Fund’s $65,000,000 senior secured revolving credit facility with The Bank of Nova Scotia terminated on June 25, 2019 and was replaced with a $55,000,000 senior secured revolving credit facility with The Bank of Nova Scotia for a 1-year term. The outstanding balance on the loan as of June 30, 2019 was $40,900,000 and the average interest rate on the loan facility was 3.25%. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis. The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

8. Private Equity Investments

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security(1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 6/30/19	Percent of Net Assets	Cumulative Distributions Received (2)
ABS GE Capital Giza Fund, L.P.	02/03/98 – 02/13/02	$1,250,000	$985,303	$28,875	0.01	$1,660,765
BPA Israel Ventures, LLC(3)	10/05/00 – 12/09/05	4,600,000	1,809,951	206,778	0.05	705,645
Delta Fund I, L.P.	11/15/00 – 03/28/07	250,000	89,240	726	–	339,118
Emerging Markets Ventures I, L.P.(3)	01/22/98 – 01/10/06	13,100,000	3,999,829	138,454	0.03	12,723,311
Exent Technologies Ltd. Preferred A1 Shares(4)	11/29/15	–	178,199	–	–	–
Exent Technologies Ltd. Preferred C Shares(4)	11/29/15	–	–	–	–	–
Exent Technologies Ltd. Warrants A1(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Ordinary Shares(4)	11/29/15	–	163,839	–	–	–
Flash Networks Ltd. Series C Preferred(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series C-1 Preferred(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series D Preferred(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series E Preferred(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Warrants C(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Warrants Ordinary(4)	11/29/15	–	–	–	–	–

24	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2019

Security(1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 6/30/19	Percent of Net Assets	Cumulative Distributions Received (2)
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	$4,000,000	$2,429,172	$67,960	0.02	$1,323,321
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	1,500,000	208,562	136,831	0.03	1,067,128
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	2,400,000	1,112,731	870,816	0.21	1,282,411
Total		$27,100,000	$10,976,826	$1,450,440	0.35	$19,101,699

Amounts listed as “ – ” are $0 or round to $0.

(1)

Extent Technologies Ltd., Flash Networks Ltd., Neurone Ventures II, L.P. and Telesoft Partners II QP, L.P. are still considered active investments by the Fund’s Adviser. ABS GE Capital Giza Fund, L.P., BPA Israel Ventures, LLC, Delta Fund I, L.P., Giza GE Venture Fund III, L.P., Emerging Markets Ventures I, L.P. and Technology Crossover Ventures IV, L.P. are in liquidation.

(2)	Cumulative Distributions include distributions received from Income, realized gains or return of capital. Distributions from return of capital will reduce the cost basis of the security.
(3)	BPA Israel Ventures LLC has open commitments of $1,250,825. Emerging Markets Ventures I, L.P. has open commitments of $1,376,587.
(4)	Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust.

The Fund may incur certain costs in connection with the disposition of the above securities.

9. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

c. Risks Associated with Restricted Securities

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

Aberdeen Emerging Markets Equity Income Fund, Inc.	25

Notes to Financial Statements (unaudited) (continued)

June 30, 2019

d. China Risk

The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange-listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.

The Fund’s ability to freely trade in China A shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.

e. Illiquid Investments Risk

Illiquid investments are any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid investments and relatively less liquid investments may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

f. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

g. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

h. Market Event Risk

The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Policy and legislative changes in countries around the world are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

For example, whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively

26	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2019

affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.

Please read the prospectus for more detailed information regarding these and other risks.

10. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized depreciation as of June 30, 2019, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$476,442,493	$30,814,276	$(48,962,847)	$(18,148,571)

12. Fund Reorganization

Effective April 27, 2018, the Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), acquired all of the assets and assumed all of the liabilities of the Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (“ABE”), Aberdeen Israel Fund, Inc. (“ISL”), Aberdeen Indonesia Fund, Inc. (“IF”), Aberdeen Latin America Equity Fund, Inc. (“LAQ”), Aberdeen Singapore Fund, Inc. (“SGF”), Aberdeen Greater China Fund, Inc. (“GCH”) and The Asia Tigers Fund, Inc. (“GRR”) (the “Acquired Funds”) pursuant to a plan of reorganization approved by the Board of Directors on October 4, 2017 except GRR, which approved on October 31, 2017. On April 30, 2018, the Acquiring Fund changed its name to Aberdeen Emerging Markets Equity Income Fund, Inc.

The acquisition was accomplished by a tax-free exchange as follows:

49,853,913 shares of the Acquired Funds, fair valued at $769,560,237 for 79,611,470 shares of the Acquiring Fund.

The investment portfolio and cash of the Acquired Funds, with a fair value of $768,833,828 and identified cost of $669,191,819 were the principal assets acquired by the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund, were recorded at value; however, the cost basis of the investments received from each of the Acquired Funds was carried forward to align ongoing reporting of the Acquiring Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquiring Fund acquired capital loss carryovers of $13,689,302 which is subject to loss limitations from the Acquired Funds. Immediately prior to the merger, the net assets of the Acquiring Fund were $80,843,745.

Assuming that the merger had been completed on January 1, 2018, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2018 are as follows:

Net investment income	$8,515,347
Net realized and unrealized loss from investments	(107,586,486)
Net decrease in net assets from operations	(99,071,139)

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)	Accumulated Net Realized Gain/(Loss)
Before Reorganization
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	9,484,813	$148,665,555	$15.67	$(4,438,520)	$(7,214,263)
Aberdeen Israel Fund, Inc.	3,945,468	78,682,385	19.94	29,355,050	1,581,369
Aberdeen Indonesia Fund, Inc.	9,257,205	70,012,721	7.56	9,430,450	(991,879)
Aberdeen Latin America Equity Fund, Inc.	7,448,517	210,143,941	28.21	23,607,425	1,952,021
Aberdeen Singapore Fund, Inc.	7,434,333	107,492,280	14.46	27,382,433	(389,863)

Aberdeen Emerging Markets Equity Income Fund, Inc.	27

Notes to Financial Statements (unaudited) (concluded)

June 30, 2019

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation	Accumulated Net Realized Gain
Aberdeen Greater China Fund, Inc.	8,816,794	$114,054,347	$12.94	$9,242,164	$221,508
The Asia Tigers Fund, Inc.	3,466,783	40,509,009	11.68	5,063,007	83,140
Aberdeen Chile Fund, Inc.	9,357,690	90,453,557	9.67	25,992,917	7,327,710
Total		$860,013,795		$125,634,926	$2,569,743

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)	Accumulated Net Realized Gain/(Loss)
After Reorganization
Aberdeen Emerging Markets Equity Income Fund, Inc.	88,969,160	$860,013,795	$9.67	$125,634,926	$2,569,743

13. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2019.

28	Aberdeen Emerging Markets Equity Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on February 21, 2019 at 1735 Market Street, 32nd Floor, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class II Directors to the Board of Directors:

	Votes For	Votes Against	Abstain
Lawrence J. Fox	41,019,658	10,801,771	1,328,786
C. William Maher	49,749,807	2,077,148	1,329,261

Directors whose term of office continued beyond the meeting are as follows: James Cattano, Nancy Yao Massbach, Rahn Porter and Steven Rappaport.

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”) and Aberdeen Asset Managers Limited (the “Adviser” or “AAML”) require that the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”).

At its in-person meeting held on June 11, 2019 (the “Quarterly Meeting”), the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In considering whether to approve the continuation of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, comparative investment performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data and other performance information for relevant benchmark indices. Among other items, the Board’s materials for the Quarterly Meeting also included: (i) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering the approval of the investment advisory arrangement under the 1940 Act and Maryland law; (ii) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of the Independent Directors; (iii) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark, including, with respect to the Fund’s performance and accounting predecessor (the “Predecessor Fund”), information for the Predecessor Fund for periods prior to the reorganization of seven closed-end funds with and into the Fund (the “Reorganization”) and the renaming of the Fund that took effect on April 30, 2018; (iv) information regarding the Fund’s expenses and advisory fees, including information comparing the Fund’s expenses to those of a peer group of funds and information about applicable fee “breakpoints” and expense limitations; and (v) information regarding the profitability of the Advisory Agreement to the Adviser. In addition, the Independent Directors of the Fund held a separate telephonic meeting on June 4, 2019 (together with the Quarterly Meeting, the “Meetings”) to review the materials provided and the relevant legal considerations with regard to contract approval.

The Independent Directors were advised by separate independent legal counsel throughout the process and also consulted in executive sessions with their counsel regarding consideration of the renewal of the Advisory Agreement. In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another and given different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement include the factors listed below.

In addition, the Board considered other matters such as: (i) the Fund’s investment objective and strategy, (ii) the resources devoted by the Adviser to the Fund, (iii) the Adviser’s investment personnel and operations, (iv) the Adviser’s record of compliance with the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (v) the Adviser’s financial condition and stability, (vi) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, and (vii) possible conflicts of interest. Throughout the process, the Board members had the opportunity to ask questions of and request additional information from management.

Aberdeen Emerging Markets Equity Income Fund, Inc.	29

Supplemental Information (unaudited) (continued)

The Board also noted that in addition to the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement at the Meetings, the Board received and reviewed materials in advance of each regular quarterly meeting that contained information about the Fund’s investment performance and information relating to the services provided by the Adviser.

As part of their deliberations, the Board members considered the following:

Investment performance of the Fund and the Adviser. The Board received and reviewed with the Fund’s management, among other performance data, information that compared the Fund’s return to comparable investment companies. The Board also received and considered performance information compiled by SI as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”).

In addition, the Board received and reviewed: information regarding the Fund’s total return on a net and gross basis and relative to the Fund’s benchmark; the effects of the Reorganization and subsequent tender offer on the performance of the Predecessor Fund and the Fund and the Fund’s and Predecessor Fund’s share performance and premium/discount information. The Board also received and considered information about the Fund’s and Predecessor Fund’s total return against the respective Morningstar Group average and against other comparable Aberdeen-managed funds. The Directors considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies, restrictions and risks of each of these other funds. Additionally, the Board took into account information about the Fund’s discount/premium ranking relative to its Morningstar Group and management’s discussion of the Fund’s performance. The Board also considered the Adviser’s performance and reputation generally, the responsiveness of the Adviser to Director concerns about performance and the willingness of the Adviser to take steps intended to improve performance. The Board concluded that overall Fund performance supported continuation of the Advisory Agreement.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Directors also considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. Among other things, The Board reviewed the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board considered the Adviser’s risk management processes. The Directors also took into account the Adviser’s investment experience and considered information regarding the Advisers’ compliance with applicable laws and Securities and Exchange Commission and other regulatory inquiries or audits of the Fund and/or the Adviser. The Board noted that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures and considered the Adviser’s brokerage policies and practices. The Directors also considered the financial condition of the Adviser and the Adviser’s ability to provide quality service to the Fund. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Economies of Scale. The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser. The Board considered management’s explanation of the economies of scale realized following the Reorganization. The Board based its determination on various factors, including how the Fund’s management fees compared relative to a peer group consisting of other comparable closed-end funds (the “Peer Group”) at higher asset levels and that the Fund’s management fee schedule provided breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increases. The Board also considered that the Adviser had entered into an expense limitation agreement with the Fund, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses for a period of time.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. The Board received and took into account information compiled at the request of the Fund by SI that compared the Fund’s effective annual management fee rate with the fees paid by its Peer Group. The Board considered the management fee structure, including that management fees for the Fund following the Reorganization were based on the Fund’s average weekly net assets rather than total managed assets following the Reorganization. Management noted that due to the unique strategy and structure of the Fund, Aberdeen did not have any closed-end funds that were directly comparable to the Fund. Although there were no other substantially similar AAML-advised investment vehicles against which to compare the Fund’s advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

30	Aberdeen Emerging Markets Equity Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI.

The Board also considered other factors, which included but were not limited to the following:

•                   whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•                   the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•                   so-called “fallout benefits” to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•                   the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

*           *           *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, voting separately, approved the Fund’s Advisory Agreement for an additional one-year period.

Aberdeen Emerging Markets Equity Income Fund, Inc.	31

Corporate Information

Directors

James J. Cattano

Lawrence J. Fox

Nancy Yao Maasbach

C. William Maher

Rahn Porter

Steven N. Rappaport, Chairman

Officers

Christian Pittard, Chief Executive Officer and President
Joseph Andolina, Vice President and Chief Compliance Officer
Andrea Melia, Treasurer and Chief Financial Officer
Megan Kennedy, Vice President and Secretary
Jeffrey Cotton, Vice President – Compliance
Alan Goodson, Vice President
Bev Hendry, Vice President
Joanne Irvine, Vice President
Devan Kaloo, Vice President
Jennifer Nichols, Vice President
Nick Robinson, Vice President
Lucia Sitar, Vice President
Hugh Young, Vice President
Sharon Ferrari, Assistant Treasurer
Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Custodian

State Street Bank and Trust Co.
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Administrator

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Loiusville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor

Philadelphia, PA 19103
1-800-522-5465
Investor.relations@aberdeenstandard.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of June 30, 2019, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Equity Income Fund, Inc. are traded on the NYSE American under the symbol “AEF”. Information about the Fund’s net asset value and market price is available at www.aberdeenaef.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Equity Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

AEF  SEMI-ANNUAL

Item 2 - Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 —    Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 - Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period are included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1)of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2019 through January 31, 2019	58,175	$6.87	58,175	8,121,861
February 1, 2019 through February 28, 2019	13,500	$7.15	13,500	8,108,361
March 1, 2019 through March 31, 2019	2,500	$7.29	2,500	8,105,861
April 1, 2019 through April 30, 2019	None	None	None	8,105,861
May 1, 2019 through May 31, 2019	None	None	None	8,105,861
June 1, 2019 through June 30, 2019(2)	8,956,196	$7.86	8,956,196	8,105,861
Total	9,030,371	$7.29	9,030,371	—

(1) The Board of Directors of the Registrant (the “Board”) announced on October 4, 2017, that subject to the completion of  a reorganization of six closed-end funds into the Registrant, the Registrant would also establish a targeted discount policy, which would seek to manage the Registrant’s discount by: (1) committing the Registrant to buy back shares in the open market when the Fund’s shares trade at a discount of 10% or more to NAV and (2) undertaking a 15% tender offer if the average discount exceeds 11% over any rolling twelve-month period commencing on the closing of the consolidation and ending on December 31, 2019.  Following the completion of a tender offer by the Registrant, on June 12, 2018, the Board authorized an open market repurchase program to purchase issued and outstanding ordinary shares whenever the Fund trades at a discount of 10% or more to its NAV.

(2)  On May 8, 2019, the Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Registrant to purchase up to 15% of its issued and outstanding shares at a price equal to 98% of the Registrant’s net asset value per share at the close of business on the NYSE American on June 18, 2019, the first business day following the expiration of the offer. The tender offer commenced on May 17, 2019 and expired on June 17, 2019. In connection with the tender offer, the Fund purchased 8,956,196 shares of capital stock at a price equal to $7.86 per share. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.2306) in accordance with the terms of the tender offer.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal half-year covered buy this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Not applicable

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(a)(4)	Change in the registrant’s independent public accountant — Not applicable for this reporting period.

(b)	The certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Equity Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	September 6, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	September 6, 2019